SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

RC2 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction or incorporation)

0-22635	36-4088307

(Commission File Number)	(I.R.S. Employer I.D. Number)

800 Veterans Parkway Bolingbrook, Illinois	60440

(Address of Principal Executive Offices)	(Zip Code)

630-633-3000

(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

 99.1—Press Release of RC2 Corporation, issued July 30, 2003.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On July 30, 2003, RC2 Corporation issued a press release (the "Press Release") announcing results for the fiscal second quarter ended June 30, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 9 and Item 12 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION

Date: July 30, 2003	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

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